                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 10, 2003


                         Commission file number 1-12434


                          M/I SCHOTTENSTEIN HOMES, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

                 Ohio                                    31-1210837
                 ----                                    ----------
         (State of Incorporation)          (I.R.S. Employer Identification No.)

3 Easton Oval, Suite 500, Columbus, Ohio                   43219
----------------------------------------                   -----
(Address of Principal Executive Offices)                 (Zip Code)

                                 (614) 418-8000
                                 --------------
                               (Telephone Number)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

c) Exhibits

     99.1 Press release dated April 10, 2003


Item 9.  Regulation FD Disclosure (under Item 12)


On April 10, 2003, M/I Schottenstein Homes, Inc. issued a press release reporting new contracts and homes delivered for the three months ended March 31, 2003 and backlog as of March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is being furnished, not filed, under Item 12 in this Report on Form 8-K.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has only caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 14, 2003           M/I Schottenstein Homes, Inc.


                                By:  /s/ Phillip G. Creek
                                   --------------------------------------------
                                   Phillip G. Creek
                                   Senior Vice President, Treasurer,
                                   Chief Financial Officer, Director
                                   (Principal Financial and Accounting Officer)


Index to Exhibits

     99.1 Press release dated April 10, 2003




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